Monetta Young Investor Fund (ticker: MYIFX) A series of the Monetta Trust
SUMMARY PROSPECTUS April 30, 2011

Before you invest, you may want to review the Monetta Funds’ statutory prospectus and statement of additional information, which contain more information about the fund and its risks.  You can find the Monetta Funds’ statutory prospectus and other information about the fund online at http://www.monetta.com/pro-summary.htm.  You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Investment Objective

The Monetta Young Investor Fund (“Young Investor Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Young Investor Fund.

Maximum sales charge (load) imposed on purchases (as a percent of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percent of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.25%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	2.11%(1)
Fee Waiver and/or Expense Reimbursement	-1.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%(1)

(1) The Adviser has contractually agreed (through December 31, 2013) to waive fees and/or pay the Young Investor Fund’s expenses (excluding Acquired Fund Fees and Expenses) in order to limit Total Annual Fund Operating Expenses to 1.00% of average net assets.  The contractual agreement to waive fees and/or pay expenses cannot be terminated prior to December 31, 2013.  This agreement can be terminated as of January 1, 2014 (or as of January 1, of any subsequent year) by the Adviser or the Board of Trustees only if written notice of such termination is given on or before January 1, 2014 (or January 1, of any subsequent year).

Example

This Example is intended to help you compare the cost of investing in the Young Investor Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Young Investor Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Young Investor Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Young Investor Fund	1 Year	3 Years	5 Years	10 Years
	$102	$318	$552	$1,225

Portfolio Turnover

The Young Investor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Young Investor Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Young Investor Fund’s performance.  During the most recent fiscal year, the Young Investor Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Young Investor Fund employs a “core-plus” investment approach.  The Fund invests approximately 50% of its assets in Exchange Traded Funds (“ETF’s”) and other funds that seek to track the S&P 500 Index (the “Index”).  The balance of the Fund is directly invested in common stocks of companies of all market capitalization ranges and are diversified among industries and market sectors.  However, the Adviser will primarily seek to invest in common stocks of issuers that the Adviser considers to be high quality, well known companies that produce products or provide services that are recognized by children and teenagers.  In selecting individual stock investments, emphasis is placed on those companies that the Adviser believes to have above average long-term growth potential, a history of growth, an established and experienced management team and a strong balance sheet.  The Adviser also considers price direction, volume and relative strength of the issuers of such investments, which the Adviser believes to be harbingers of pending fundamental changes that could lead to more/less institutional ownership.  Depending on market conditions and such considerations, the Adviser may at times be very active in turning over the non-ETF portion of the Young Investor Fund’s portfolio.  The Fund may invest up to 10% of its assets in foreign stocks primarily through American Depository Receipts (ADR’s).

A bottom-up approach is used in selecting these investments by evaluating each company on the basis of its financial statements and operations.  Factors such as a company’s industry leadership, competitive advantages, earnings growth, profit margins, sales trends and dividends, as well as technical factors, are scrutinized as part of the Adviser’s analysis.

The combination of investing in a core index component and individual growth companies seeks to first diversify the portfolio through the use of ETF investments while providing the Adviser with the opportunity to seek excess returns relative to the index in specific company investments.

Principal Risks

Although every effort is made to achieve the Young Investor Fund’s objective of long-term capital growth, the Adviser cannot guarantee that the objective will be attained.  You could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline.  The principal risks include:

•	The Adviser’s investment strategy does not achieve the Young Investor Fund’s objective;
•	The value of the Funds portfolio could decrease if the value of the stocks, ETF’s and other funds go down in value;

•	Growth-oriented funds may under-perform when growth stocks are out of favor;
•	While the Index reflects performance of large capitalization stocks, the Fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks;
•	The Fund may experience periods of high portfolio turnover;
•	The Fund may make short-term investments, without limitation, for defensive purposes, which investments may provide lower returns than other types of investments;
•	The stock market declines or stocks in the Fund’s portfolio may not increase at the rate anticipated.

Performance

The following bar chart and table show the risks of investing in the Young Investor Fund.  The bar chart shows the changes in the Young Investor Fund’s performance from year to year.  Also shown is the Young Investor Fund highest and lowest quarterly returns.  The table below shows the Young Investor Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500 Index, a broad-based securities index.  The Young Investor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Young Investor Fund will perform in the future.  Updated performance is available on the Funds’ website www.monetta.com or call 1-800-MONETTA.

Calendar Year Total Return

Best Quarter:  2Q 2009   22.97%    Worst Quarter:  4Q 2008   -12.77%

Average Annual Total Returns as of December 31, 2010

	1 Year	3 Years	Since Inception (12/12/2006)
Return Before Taxes	23.68%	10.70%	9.07%
Return After Taxes on Distributions	22.91%	9.97%	8.49%
Return After Taxes on Distributions and Sale of Fund Shares	15.50%	8.80%	7.52%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.08%	-2.84%	-0.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Holders of tax-deferred accounts may be subject to taxes at a later date.

Investment Adviser

Monetta Financial Services, Inc. is the investment adviser to the Young Investor Fund.

Portfolio Manager

Robert S. Bacarella, Founder and President of the Adviser and has been the Portfolio Manager of the Young Investor Fund since its inception in 2006.

Robert J. Bacarella, CPA, Vice President, Treasurer, Chief Financial Officer and Director of the Adviser since 2010 and Co-Portfolio Manager of the Young Investor Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Young Investor Fund shares on any business day by mail (Monetta Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207), by wire transfer or by telephone at 1-800-241-9772.  The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$100	$25 per month

Tax Information

The Young Investor Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as IRAs, may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-7360

MONSUM YIF 2011/04